Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K/A (the “Report”) of Renovare Environmental, Inc. (the “Company”) for the fiscal year ended December 31, 2021, the undersigned Anthony Fuller, the Chief Executive Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned’s knowledge and belief:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2022	/s/ Anthony Fuller
Name: Anthony Fuller
Title: Chief Executive Officer, Director
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Renovare Environmental, Inc. and will be retained by Renovare Environmental, Inc. and furnished to the Securities and Exchange Commission upon request.

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